SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                OCTOBER 29, 2002


                              KANSAS CITY SOUTHERN
                              --------------------
               (Exact name of company as specified in its charter)


          DELAWARE                    1-4717                   44-0663509
-----------------------------  --------------------    -------------------------
(State or other jurisdiction     (Commission file          (IRS Employer
      of incorporation)               number)            Identification Number)


                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105

               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (816) 983 - 1303

                                 NOT APPLICABLE

          (Former name or former address if changed since last report)

ITEM 5.          OTHER EVENTS

KANSAS CITY SOUTHERN ANNOUNCES VAT ACCOUNTING POSITION.

On October 11, 2002, Grupo TMM, S.A. ("Grupo TMM") and Kansas City Southern, ("KCS"), owners through Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V ("Grupo TFM") of the controlling interest in TFM, S.A. de C.V. ("TFM"), announced a favorable ruling on TFM's value added tax claim, which has been pending in the Mexican Courts since 1997. On October 24, 2002, Grupo TMM and KCS issued a press release providing additional information about the VAT suit ruling. On October 29, 2002, KCS issued a press release stating that after reviewing the matter further, TFM had concluded that it is appropriate to reflect the recovery of the VAT claim in TFM's financial statements for the period ended September 30, 2002. Despite this action by TFM, KCS does not intend to reflect any recovery on the VAT refund claim in its financial statements until after the conclusion of the legal process. See the Press Release attached hereto as Exhibit 99.1 for further details.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

(c)              Exhibits

                 EXHIBIT NO.              DOCUMENT

                 (99)                     Additional Exhibits

                 99.1 Press Release issued by Kansas City Southern dated October 29, 2002 entitled, "Kansas City Southern Announces VAT Accounting Position," is attached hereto as Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Kansas City Southern

Date: October 31, 2002                 By:         /S/  LOUIS G. VAN HORN
                                          --------------------------------------
                                                      Louis G. Van Horn
                                               Vice President and Comptroller
                                               (Principal Accounting Officer)

EXHIBIT 99.1

KANSAS CITY SOUTHERN                                               PRESS RELEASE
427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105               NYSE SYMBOL: KSU


Date:          October 29, 2002

Media Contact: William H. Galligan 816/983-1551
               william.h.galligan@kcsr.com

Kansas City Southern Announces VAT Accounting Position

Kansas City Southern (NYSE: KSU) announced previously (on October 11, 2002 and on October 24, 2002), in joint press releases with Grupo TMM, S.A. ("TMM"), a favorable court ruling in Mexico on a value added tax ("VAT") claim of an affiliated company, TFM, S.A. de C.V. ("TFM"). In those releases, the parties indicated that, while they were optimistic about the ultimate outcome of the matter, the recovery, including its timing and final amount, would have to be determined after the conclusion of the legal process.

Kansas City Southern has been advised by TFM that after reviewing the matter further, TFM has concluded that it is appropriate to reflect the recovery on the VAT claim in its financial statements for the period ended September 30, 2002. In TFM's Report of Operations, released today, TFM has recorded, as Other Income, an amount that includes $534.4 million for the after-tax effect of the VAT refund.

Despite this action by TFM, Kansas City Southern does not intend to reflect any recovery on the VAT refund claim in Kansas City Southern's financial statements for the period ended September 20, 2002. It is taking this action for the reasons set forth in the press releases referred to above. Kansas City Southern does not believe it to be appropriate to recognize this gain on its financial statements at this time.

Kansas City Southern owns approximately 36.9% of the stock of Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. ("Grupo TFM"), TFM's parent company, and Kansas City Southern includes its equity in the earnings of Grupo TFM in its consolidated statements of income.

KCS IS COMPRISED OF, AMONG OTHERS, THE KANSAS CITY SOUTHERN RAILWAY COMPANY ("KCSR") AND EQUITY INVESTMENTS IN GRUPO TFM, SOUTHERN CAPITAL CORPORATION ("SOUTHERN CAPITAL") AND PANAMA CANAL RAILWAY COMPANY ("PCRC").

THIS PRESS RELEASE INCLUDES STATEMENTS CONCERNING POTENTIAL FUTURE EVENTS INVOLVING THE COMPANY, WHICH COULD MATERIALLY DIFFER FROM THE EVENTS THAT ACTUALLY OCCUR. THE DIFFERENCES COULD BE CAUSED BY A NUMBER OF FACTORS INCLUDING THOSE FACTORS IDENTIFIED IN COMPANY'S DECEMBER 31, 2001 FORM 10-K AND THE CURRENT REPORT ON FORM 8-K DATED DECEMBER 11, 2001, EACH FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") (COMMISSION FILE NO. 1-4717). THE COMPANY WILL NOT UPDATE ANY FORWARD-LOOKING STATEMENTS IN THIS PRESS RELEASE TO REFLECT FUTURE EVENTS OR DEVELOPMENTS.